UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	None	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

On or about December 5, 2023, Wytec International, Inc., a Nevada corporation (“Wytec”), amended (the “Amendments”) that certain unsecured promissory note, dated November 21, 2022, in the original principal amount of $50,000 issued by Wytec to Christopher Stuart, a director of Wytec (the “Lender”), bearing simple interest at the rate of 7% per annum, and that certain unsecured promissory note, dated December 19, 2022, in the original principal amount of $100,000 issued by Wytec to the Lender, bearing simple interest at the rate of 7% per annum (collectively, the “Notes”), in order to allow Wytec to extend the maturity dates of the Notes by three (3) additional six month periods instead of two (2) additional six month periods in consideration for permitting the optional conversion of all or any portion of the outstanding principal and accrued interest on the Notes (the “Conversion Amount”) into such number of shares of Wytec’s common stock as is determined by dividing the Conversion Amount by $5.00. Additionally, if the Lender converts the Conversion Amount on or before December 31, 2023, the Lender will also be issued warrants to purchase shares of Wytec’s common stock (the “Warrants”) equal to the Conversion Amount divided by $5.00. The Warrants, if issued, will be exercisable until December 31, 2023 on a cash or cashless basis at an exercise price equal to the greater of (i) five dollars ($5.00) or (ii) eighty-five percent (85%) of the 10-day moving average of Wytec’s public trading price if Wytec’s securities are trading on a public securities trading market. Copies of the Amendments are attached to this Report as Exhibits 10.1 and 10.2, respectively.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)	Exhibits

	10.1	Amendment to Promissory Note, dated December 5, 2023.
	10.2	Amendment to Promissory Note, dated December 5, 2023.
	104	Cover Page Interactive Data File (formatted in inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: December 6, 2023	By:	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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